UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2004

OVERLAND STORAGE, INC.
(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Item 12.          Results of Operations and Financial Condition

On April 22, 2004, Overland Storage, Inc. issued a press release announcing its financial results for its third fiscal quarter ended March 31, 2004.  The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: April 22, 2004	/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO